UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 29, 2019

MONAKER GROUP, INC.

(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-38402	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2893 Executive Park Drive, Suite 201

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 Par Value Per Share	MKGI	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 29, 2019, Monaker Group, Inc. (the “Company”, “we” and “us”), borrowed $171,500 ($175,000 less a 2% original issuance discount) from certain of its directors and entered into Promissory Notes to evidence such loans, as discussed below in Item 2.03, which information is incorporated by reference in this Item 1.01 by reference in its entirety.

Sale of Verus Series A Preferred Stock

On October 29, 2019, the Company entered into Stock Purchase Agreements with each of (a) the Donald P. Monaco Insurance Trust, of which Donald Monaco is the trustee and a member of the Board of Directors of the Company (the “Trust”); (b) William Kerby, the Chief Executive Officer and director of the Company (“Kerby”); and (c) Simon Orange, a member of the Board of Directors of the Company (“Orange”)(collectively, the “Purchasers” and the “Stock Purchase Agreements”). Pursuant to the Stock Purchase Agreements, the Company agreed to sell the Purchasers 25,562,500 shares (1,562,500 shares to Kerby and 12,500,000 shares to each of the Trust and Orange) of restricted Series A Convertible Preferred Stock of Verus International, Inc. (formerly known as RealBiz Media Group, Inc. (“Verus”), which the Company then held (out of the 44,470,101 shares of Series A Convertible Preferred Stock of Verus which the Company then held) for an aggregate of $425,000 ($25,000 from Kerby and $200,000 each from the Trust and Orange), or $0.016 per share. The purchase price for the Verus shares was determined by the Board of Directors of the Company, based on among other things, the recent trading prices of Verus’ common stock on the OTCQB Market, as publicly reported. The sales contemplated by the Stock Purchase Agreements with the Trust and Kerby closed on October 30, 2019 and the sale contemplated by the Stock Purchase Agreement with Orange is anticipated to close shortly after November 4, 2019.

Each of the purchasers agreed not to sell or transfer any of the purchased shares for a period of 30 days following the closing.

The above summary of the Stock Purchase Agreements is qualified in its entirety by reference to the actual terms and conditions of the Stock Purchase Agreements, which are filed as Exhibit 10.1, 10.2 and Exhibit 10.3 hereto and incorporated into this Item 1.01 by reference in their entirety.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information and disclosures in Item 1.01 above relating to the Stock Purchase Agreements and the sale of Verus shares are incorporated into this Item 2.01 by reference in their entirety.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 29, 2019, the Company entered into Promissory Notes in the amount of $150,000 and $25,000, with Robert J. Mendola, Jr. and Pasquale LaVecchia, respectively, two of its directors (the “Promissory Notes”) to evidence amounts borrowed from such directors.

The amounts borrowed under the Promissory Notes accrue interest at the rate of 12% per annum (18% upon the occurrence of an event of default) and are due and payable on February 1, 2020, provided that the notes may be prepaid at any time without penalty (provided that all interest that would have been due had the notes remained outstanding through maturity must be paid at the time of repayment). The Company paid a 2% original issue discount in connection with the notes. The Promissory Notes contain standard and customary events of default. The Company agreed pursuant to the Promissory Notes that without the written consent of the note holders, the Company would not sell more than $500,000 in debt following the date of the notes, until such notes are repaid in full.

The foregoing description of the Promissory Notes is not complete and is qualified in its entirety by reference to the full text thereof, incorporated by reference as Exhibits 10.4 and 10.5 to this Current Report on Form 8-K, and incorporated by reference in this Item 2.03 in their entirety.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Stock Purchase Agreement between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust, dated October 29, 2019, relating to the sale of Verus International, Inc. Series A Convertible Preferred Stock
10.2	Stock Purchase Agreement between Monaker Group, Inc. and William Kerby, dated October 29, 2019, relating to the sale of Verus International, Inc. Series A Convertible Preferred Stock
10.3	Stock Purchase Agreement between Monaker Group, Inc. and Simon Orange, dated October 29, 2019, relating to the sale of Verus International, Inc. Series A Convertible Preferred Stock
10.4	$25,000 Promissory Note dated October 29, 2019, entered into by Monaker Group, Inc. in favor of Pasquale LaVecchia
10.5	$150,000 Promissory Note dated October 29, 2019, entered into by Monaker Group, Inc. in favor of Robert J. Mendola, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: November 4, 2019	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Stock Purchase Agreement between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust, dated October 29, 2019, relating to the sale of Verus International, Inc. Series A Convertible Preferred Stock
10.2	Stock Purchase Agreement between Monaker Group, Inc. and William Kerby, dated October 29, 2019, relating to the sale of Verus International, Inc. Series A Convertible Preferred Stock
10.3	Stock Purchase Agreement between Monaker Group, Inc. and Simon Orange, dated October 29, 2019, relating to the sale of Verus International, Inc. Series A Convertible Preferred Stock
10.4	$25,000 Promissory Note dated October 29, 2019, entered into by Monaker Group, Inc. in favor of Pasquale LaVecchia
10.5	$150,000 Promissory Note dated October 29, 2019, entered into by Monaker Group, Inc. in favor of Robert J. Mendola, Jr.